LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED FEBRUARY 4, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS

DATED JANUARY 28, 2022 OF

FRANKLIN STRATEGIC REAL RETURN FUND (THE “FUND”)

The following replaces the eighth paragraph of the section titled “Principal investment strategies” in the Fund’s Summary Prospectus and Prospectus:

Under normal market conditions, the REITs Sleeve attempts to obtain exposure to the investment returns of the real estate markets by investing directly in equity securities issued by REITs and in ETFs that hold such securities.

Please retain this supplement for future reference.

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